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                                 AMENDMENT NO. 4
                                       TO
                             THE EARTHGRAINS COMPANY
                      EMPLOYEE STOCK OWNERSHIP/401(k) PLAN


         WHEREAS, The Earthgrains Company (formerly Campbell Taggart, Inc. and hereafter referred to as the "Company") adopted The Earthgrains Company Employee Stock Ownership/401(k) Plan (hereafter referred to as the "Plan"), effective as of July 1, 1994; and

         WHEREAS, the Company desires to amend said Plan, effective as of the dates specified herein;

         NOW, THEREFORE, the Plan is hereby amended, effective as of the dates specified herein, in the following respects.


                                       I.


         Effective as of July 1, 1996, the following paragraph (iii) is hereby added to Section 2.1(ee) of the Plan and shall read as follows:

         "(iii) Notwithstanding anything contained herein to the contrary, in determining an Employee's Years of Service for purposes of the vesting requirements set forth in Article 11 for an Employee who was an employee of an employer listed below on the date specified below and who becomes an Employee of an Employer who is eligible to participate in the Plan in accordance with Section 3.1 on the date immediately following such date below, such Employee's last period of continuous service with such employer before the date specified below shall be counted:

                 Heiner's Bakery, Inc.       November 30, 1996"


                                       II.


         Effective as of July 1, 1997, paragraph (iii) of Section 2.1(ee) of the Plan is hereby deleted in its entirety and the following is substituted in lieu thereof:

         "(iii) Notwithstanding anything contained herein to the contrary, in determining an Employee's Years of Service for purposes of the vesting requirements set forth in Article 11 for an Employee who was an employee of an employer listed below on the date specified below and who becomes an Employee of an Employer who is eligible to participate in the Plan in accordance with Section 3.1 on the date immediately following such date below, such Employee's last period of continuous service with such employer before the date specified below shall be counted:

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                 CooperSmith, Inc.                     January 16, 1998
                 San Luis Sourdough                    March 11, 1998
                 H & L Baking Company                  July 1, 1997
                 Brothers Baking Company, Inc.         July 1, 1997
                 Heiner's Bakery, Inc.                 November 30, 1996"


                                      III.


         Effective as of January 31, 1998, Section 2.1(tt) of the Plan is hereby deleted in its entirety and the following is substituted in lieu thereof:

         "(tt)   "Valuation Date" means each business day as of which the New
                  --------------
                 York Stock Exchange is open for trading."


                                       IV.


         Effective as of April 1, 1998, Section 4.2(a) of the Plan is hereby deleted in its entirety and the following is substituted in lieu thereof:

         "(a)    After-Tax Matched Contributions.  After-Tax Matched
                 -------------------------------
                 Contributions shall not be less than one percent (1%) and not more than four percent (4%) of the Participant's Compensation for the Plan Year, or such other limitations as the Committee shall determine; provided however, that with respect only to a Participant who is covered by a collective bargaining agreement, After-Tax Matched Contributions shall not be less than one percent (1%) and not more than three percent (3%) of the Participant's Compensation for the Plan Year, or such other limitations as the Committee shall determine."


                                       V.


         Effective as of April 1, 1998, Section 4.2(c) of the Plan is hereby deleted in its entirety and the following is substituted in lieu thereof:

         "(c)    After-Tax Matched Contributions and Before-Tax Matched
                 ------------------------------------------------------
                 Contributions.  The sum of a Participant's After-Tax Matched
                 -------------
                 Contributions and Before-Tax Matched Contributions shall not be less than one percent (1%) and not more than four percent (4%) of the Participant's Compensation for the Plan Year, or such other limitations as the Committee shall determine; provided however, that with respect only to a Participant who is covered by a collective bargaining agreement, the sum of a Participant's After-Tax Matched Contributions and Before-Tax Matched Contributions shall not be less than one percent (1%) and not more than three percent (3%) of the Participant's Compensation for the

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                 Plan Year, or such other limitations as the Committee shall determine."


                                       VI.


         Effective as of April 1, 1998, Section 5.2(a) of the Plan is hereby deleted in its entirety and the following is substituted in lieu thereof:

         "(a)    Before-Tax Matched Contributions.  Before-Tax Matched
                 --------------------------------
                 Contributions shall not be less than one percent (1%) and not more than four percent (4%) of the Participant's Compensation for the Plan Year, or such other limitations as the Committee shall determine; provided however, that with respect only to a Participant who is covered by a collective bargaining agreement, Before-Tax Matched Contributions shall not be less than one percent (1%) and not more than three percent (3%) of the Participant's Compensation for the Plan Year, or such other limitations as the Committee shall determine."


                                      VII.


         Effective as of April 1, 1998, Section 5.2(c) of the Plan is hereby deleted in its entirety and the following is substituted in lieu thereof:

         "(c)    Before-Tax Matched Contributions and After-Tax Matched
                 ------------------------------------------------------
                 Contributions.  The sum of a Participant's Before-Tax
                 -------------
                 Matched Contributions and After-Tax Matched Contributions shall not be less than one percent (1%) and not more than four percent (4%) of the Participant's Compensation for the Plan Year, or such other limitations as the Committee shall determine; provided however, that with respect only to a Participant who is covered by a collective bargaining agreement, the sum of a Participant's Before-Tax Matched Contributions and After-Tax Contributions shall not be less than one percent (1%) and not more than three percent (3%) of the Participant's Compensation for the Plan Year, or such other limitations as the Committee shall determine."


                                      VIII.


         Effective as of July 1, 1996, Section 9.6(a)(ii) of the Plan is hereby deleted in its entirety and the following is substituted in lieu thereof:

         "(ii)   Cash Purchase Fund Shares:  Cash dividends on Company Shares
                 -------------------------
                 held within the Cash Purchase Fund shall be applied to pay principal and interest on the Share Purchase Loan with which such Company Shares were purchased or, if a Share Purchase Loan is not outstanding, shall be applied to acquire Company Shares."

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                                       IX.


         Effective as of January 1, 1998, Section 11.1 of the Plan is hereby deleted in its entirety and the following is substituted in lieu thereof:

         "11.1.  Vesting.
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         (a)     A Participant shall have a non-forfeitable interest in his
                 Anheuser-Busch Stock Account and in his Plan Account attributable to his After-Tax Contributions, Before-Tax Contributions and Rollover Contributions.

         (b) A Participant, other than a Participant who is covered by a collective bargaining agreement, shall obtain a non-forfeitable interest in his Plan Account attributable to Employer Matching Contributions upon the occurrence of (i) his death or Disability, while an Employee, (ii) layoff for a period exceeding twelve (12) consecutive months, (iii) entry into active duty with any branch of the military services of the United States, or (iv) termination of employment following attainment of age sixty (60). As of any date prior to the occurrence of an event described in (i) through (iv) above, effective as of January 1, 1998, with respect to any Participant on such date other than Participants who are covered by a collective bargaining agreement, a Participant shall obtain a non-forfeitable interest in his Plan Account attributable to Employer Matching Contributions in accordance with the vesting schedule set forth below based upon the number of Years of Service credited to such Participant as of such date:

                       Years of Service                 Vested Percentage
                       ----------------                 -----------------

                         Less than 5                           0%
                          5 or more                           100%


                 Anything contained in this paragraph (b) to the contrary, the vested percentage of a Participant who was a Participant in the Plan on December 31, 1997 shall not be less than the vested percentage in accordance with the provisions of the Plan in effect on December 31, 1997.

         (c) A Participant who is covered by a collective bargaining agreement shall obtain a non-forfeitable interest in his Plan Account attributable to Employer Matching Contributions upon the occurrence of (i) his death or Disability, while an Employee, (ii) layoff for a period exceeding twelve (12) consecutive months, (iii) entry into active duty with any branch of the military services of

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                 the United States, or (iv) termination of employment
                 following attainment of age sixty (60). As of any date prior to the occurrence of an event described in (i) through (iv) above, such Participant shall obtain a non-forfeitable interest in his Plan Account attributable to Employer Matching Contributions in accordance with the vesting schedule set forth below based upon the number of Years of Service credited to such Participant as of such date:


                       Years of Service                 Vested Percentage
                       ----------------                 -----------------

                              1                                0%
                          2 or more                           100%

         (d) Anything contained herein to the contrary notwithstanding, (i) a Participant shall have a non-forfeitable interest in his Plan Account attributable to the ten (10) Company Shares, if any, allocated to his Plan Account in accordance with the provisions of Section 6.1 of the Plan, and (ii) an Employee who on October 14, 1996 was employed in the MIS Department and who was transferred on October 15, 1996 to Electronic Data Systems shall have a non-forfeitable interest in his Plan Account as of the date of such transfer."

                                       X.

         Effective as of July 1, 1996, Section 13.5 of the Plan is hereby deleted in its entirety and the following is substituted in lieu thereof:

         "13.5.  Form of Payment.
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                 All payments under this Article shall be in the form of cash and, to the extent that the Participant's Plan Account consists of Company Shares, whole shares; provided that, (i) a Participant or Beneficiary who would otherwise receive Company Shares may instead elect to have such Company Shares converted to cash and the proceeds thereof distributed, and
                 (ii) a Participant or Beneficiary who would otherwise receive cash may instead elect to have such cash converted to shares of Company Shares (whole shares only) and distributed. Any fractional interest in Company Shares shall be converted to cash and distributed. A conversion of Company Shares to cash under this Section shall be made in accordance with Section 17.2. Anything contained herein to the contrary notwithstanding, a Participant or Beneficiary shall receive the value of his Anheuser-Busch Stock Account in the form of cash unless he elects to receive all or part of such Anheuser-Busch

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                 Stock Account in whole shares of Anheuser-Busch Shares. Any fractional interest in Anheuser-Busch Shares shall be paid in cash."

         IN WITNESS WHEREOF, The Earthgrains Company has caused this Amendment No. 4 to the Plan to be executed in its name by its duly authorized officer as of the 30th day of June, 1998.


                                           THE EARTHGRAINS COMPANY



                                           By: /s/ Steven G. Gebben
                                              -------------------------------

                                           Title: Manager, Employee Benefits
                                                 ----------------------------


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